UNITED  STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

   FORM  8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2013 (July 3, 2013)

MAGICJACK VOCALTEC LTD.
(Exact name of registrant as specified in its charter)

ISRAEL	000-27648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

     12 BENNY GAON STREET, BUILDING 2B
POLEG INDUSTRIAL AREA, NETANYA, ISRAEL 42504
(Address of principal executive offices, Zip Code)

Telephone: (561) 749-2255
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

At the annual general meeting (the “Meeting”) of the shareholders of magicJack VocalTec Ltd. (the “Company”) held on July 3, 2013 the following matters were approved by the Company’s shareholders:

1.  To approve the election of the following persons to serve as directors of the Company until the next annual general meeting of shareholders to be held in 2014:

Mr. Donald A. Burns

For	Against	Abstain	Broker Non-Vote
7,387,182	125,486	15,742	56,728

Mr. Richard Harris

For	Against	Abstain	Broker Non-Vote
7,410,751	101,963	15,696	56,728

Dr. Yuen Wah Sing

For	Against	Abstain	Broker Non-Vote
7,228,481	283,852	16,077	56,728

Mr. Gerald Vento

For	Against	Abstain	Broker Non-Vote
7,409,163	101,965	17,282	56,728

2.	To approve the Company’s Compensation Policy.

For	Against	Abstain	Broker Non-Vote
6,818,358	137,211	512,466	117,103

As provided in the Israeli Companies Law, the proposal received a majority of the shares of the voting shareholders who are not controlling shareholders and do not have a personal interest in the approval of the proposal and the total number of shares voted against the proposal did not exceed 2% of the total voting rights of the Company.

3.	To approve the Employment Agreement, Stock Option Agreement and Restricted Stock Agreement with Mr. Vento.

For	Against	Abstain	Broker Non-Vote
5,564,893	1,868,220	45,575	106,450

As provided in the Israeli Companies Law, the proposal received a majority of the shares of the voting shareholders who are not controlling shareholders and do not have a personal interest in the approval of the proposal.

4.	To approve the grant of 6,046 ordinary shares to Mr. Richard Harris in connection with his election as a director.

For	Against	Abstain	Broker Non-Vote
6,073,202	1,354,424	100,790	56,722

5.	To approve the 2013 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Vote
5,649,267	1,846,326	32,823	56,722

6.	To approve the Israeli 2013 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Vote
5,630,279	1,865,835	32,302	56,722

7.
To approve the reappointment of BDO USA, LLP and BDO Ziv Haft, Certified Public Accountants (Isr) as the Company’s independent public auditors for the year ending December 31, 2013 and authorize the Company’s Board of Directors, subject to the approval by the Audit Committee, to fix the compensation of the auditors in accordance with the volume and nature of their services.

For	Against	Abstain	Broker Non-Vote
6,980,630	153,935	450,573	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGICJACK VOCALTEC LTD.

By:	/s/ Jose Gordo
Name: Jose Gordo
Title: Chief Financial Officer

Date: July 9, 2013